LOSS PER SHARE (Tables)	12 Months Ended
Sep. 30, 2024
Earnings Per Share [Abstract]
SCHEDULE OF BASIC AND DILUTED LOSS PER SHARE

The calculation of basic and diluted loss per share for the years ended September 30, 2024 and 2023 was based on the net losses attributable to common shareholders. The following table sets forth the computation of basic and diluted loss per share:

	2024	2023

Net loss	$(3,989,276)	$(4,483,195)
Weighted average common shares outstanding	551,503	508,813

Basic and diluted loss per share	$(7.23)	$(8.81)